EXHIBIT 10.54

                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT ("Agreement") is entered into as of the 24th day of August, 1999, by and between NATIONAL BOSTON MEDICAL, INC., a Nevada corporation ("Buyer"), and JEFF FREEDMAN ("Seller"). Buyer and the Seller are referred to collectively herein as the "Parties."

         The issued and outstanding capital stock of Product Sourcing Ltd. ("PSL"), a Georgia corporation consists of five hundred (500) shares of common stock (the "Shares"), all of which are owned by Seller. Seller desires to sell, and Buyer desires to purchase the Shares on the terms and conditions contained herein.

         Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

1. Purchase and Sale of Shares. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Shares. Notwithstanding anything to the contrary herein, the sale of the Shares shall not include the accounts listed on Schedule "A" attached hereto, and such accounts shall remain the property of the Seller.

2. Purchase Price. The aggregate purchase price (the "Purchase Price") for the Shares to be purchased by Buyer from the Seller pursuant to the terms hereof shall be $750,000.00 plus 2,500,000 shares of the restricted common stock of Buyer (the "NBM Shares").

     a. The cash portion of the Purchase Price shall be paid by Buyer to the Seller as follows:

          (i) At the Closing (as hereinafter defined) Buyer shall pay Seller the amount of $100,000, by wire transfer to an account or accounts designated by the Seller.

          (ii) At the Closing Buyer shall deliver to Seller a Secured Promissory Note substantially in the form of Exhibit "A" attached hereto (the "Note"), in the principal amount of $550,000. The Note will be secured by the Shares and Seller shall deliver a Stock Pledge and Security Agreement substantially in the form of Exhibit "B" attached hereto, which shall provide that Seller may take back the Shares in the event of a default under this Agreement. The Note shall bear interest at the rate of five and three tenths percent (5.3%) and be payable in 24 equal monthly installments of principal and interest. The Note shall also provide that Seller shall have the option of electing to take 76,389 additional shares of common stock of the Buyer in lieu of any monthly installment.

          (iii) Ninety days after the Closing Date (as hereinafter defined) Buyer shall pay Seller the amount of $100,000, by wire transfer to an account or accounts designated by the Seller.


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     b. Anything to the contrary herein  notwithstanding,  the Buyer agrees that prior to the payment in full of the Purchase Price, Buyer shall not merge (where PSL is not the surviving entity in such merger), liquidate, dissolve, assign, sell all or substantially all the assets of PSL, or otherwise affect the separate legal identity of PSL or its ongoing business (collectively, "Sale"). If a Buyer causes a Sale before the payment in full of the Purchase Price, then upon consummation of such Sale, the Note shall be due and payable to Seller on the date of such sale.

     c. Within two weeks after Closing, a certificate for 2,500,000 NBM Shares shall be delivered by Buyer to Seller, free and clear of any Liens.

     d. Within two weeks after Closing, NBM shall deliver twenty-four (24) stock certificates for 76,389 shares of NBM restricted common stock each to be placed in escrow with an attorney mutually agreed upon by Seller and Buyer, as collateral for the shares to be delivered to Seller, if Seller elects to receive NBM shares in lieu of any monthly cash payments under the provisions of the Note.

3.       The Closing.

     a. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place simultaneously at the offices of Buyer's counsel and Seller's counsel at 9:30am on August 27, 1999 via facsimile of signature pages and overnight delivery of original signature pages, or such other date as Buyer and the Seller may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall be no later than September 1, 1999 which date may be extended with the mutual consent of Buyer and the Seller.

     b. At the Closing, Buyer shall pay the Purchase Price in the manner set forth in Section above against delivery of all certificates representing the Shares either duly endorsed in blank or accompanied by stock powers similarly endorsed. Such certificates shall be canceled at the Closing and new certificates representing the Shares shall be issued in the name of the Buyer. All of the Shares shall be conveyed and transferred to Buyer free and clear of any Liens (as hereinafter defined).

4. Representations and Warranties of Seller. As an inducement to the execution of this Agreement and the purchase of the Shares by Buyer, Seller represents and warrants to, and agrees with, Buyer that:

     a. PSL is a corporation duly organized, validly existing and in good standing under the laws of the state of Georgia and has all requisite corporate power and corporate authority to own or lease and operate its properties and assets and to carry on its business as, and in the places where, such properties and assets are now owned or leased and operated and such business is now being conducted. PSL is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualifications.



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     b. The entire  authorized  capital stock of PSL consists of fifty  thousand
     (50,000) shares of common stock, of which five hundred (500) shares are issued and outstanding. The Shares have been duly authorized and validly issued and are fully paid and non-assessable and none of them was issued in violation of any pre-emptive or other right. The Shares will be sold to Buyer free and clear of any and all security interests, liens, claims,
     pledges,   charges,   options,    commitments,    restrictions   (excluding
     restrictions on sale under applicable federal and state securities laws), or other encumbrances whatsoever (all security interests, liens claims, pledges, charges, options, commitments, restrictions or other encumbrances being referred to herein as "Liens"). Seller is not a party to or bound by any contract, agreement or arrangement to issue, sell or otherwise dispose of or register for sale or other disposition or redeem, purchase or otherwise acquire any capital stock or any other security of PSL or any other security exercisable or exchangeable for or convertible into any capital stock or any other security of PSL. There is no outstanding right (including unexercised preemptive rights), option, warrant, or other right to subscribe for or purchase, or contract, agreement or arrangement with respect to, any capital stock or any other security of PSL or any other security exercisable or exchangeable for or convertible into any capital stock or any other security of PSL.

     c. The statements contained in this Section are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section with respect to himself.

     d. Seller has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions, except that (A) such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other laws, decisions or equitable principles now or hereafter in effect relating to or affecting the enforcement of creditors' rights or debtors' obligations generally, and to general equity principles, and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

     e. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency, or court to which Seller is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest, or other arrangement to which Seller is a party or by which he is bound or to which any of his assets is subject.


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     f. Seller has no Liability or obligation to pay any fees or  commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Buyer could become liable or obligated.

     g. Seller is not subject to any unsatisfied judgment, order, decree, stipulation, injunction, or charge and is not a party or, to the knowledge of any or its officers (and employees with responsibility for litigation matters), is threatened to be made a party to any charge, complaint, action, suit, proceeding, hearing, or investigation of or in any court or quasi-judicial or administrative agency of any governmental authority or before any arbitrator. None of Seller and the directors and officers (and employees with responsibility for litigation matters) of Seller has any reason to believe that any such charge, complaint, action, suit, proceeding, hearing, or investigation may be brought or threatened against Seller.

5. Representations and Warranties of Buyer. As an inducement to the execution of this Agreement and the sale of the Shares by Seller, Buyer represents and warrants to, and agrees with, Seller that:

     a. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and has all requisite corporate power and corporate authority to own or lease and operate its properties and assets and to carry on its business as, and in the places where, such properties and assets are now owned or leased and operated and such business is now being conducted. Buyer is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualifications.

     b. The entire authorized capital stock of Buyer consists of 50,000,000 shares of common stock, which will be increased to 100,000,000 shares upon final approval of the shareholders, of which approximately 48,500,000 shares are issued and outstanding. All of the issued and outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable and none of them was issued in violation of any pre-emptive or other right. The NBM Shares will be delivered to Seller free and clear of any and all Liens.

     c. Except as have been obtained or as may be required by the exchange or automated quotation system on which the NBM common stock may be listed or under the applicable state Business Corporation Act, the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, or state securities laws, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender, any lessor or any other person is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of NBM.

     d. The statements contained in this Section are correct and complete as of the date of this Agreement and will be correct and complete as of the



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     Closing  Date as  though  made  then and as though  the  Closing  Date were substituted for the date of this Agreement throughout this Section .

     e. Buyer has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions, except that (A) such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other laws, decisions or equitable principles now or hereafter in effect relating to or affecting the enforcement of creditors' rights or debtors' obligations generally, and to general equity principles, and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

     f. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency, or court to which Buyer is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest, or other arrangement to which Buyer is a party or by which it is bound or to which any of its assets is subject.

     g. Buyer has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Seller could become liable or obligated.

     h. Except as set forth on Schedule "B", Buyer is not subject to any unsatisfied judgment, order, decree, stipulation, injunction, or charge and is not a party or, to the knowledge of any or its officers (and employees with responsibility for litigation matters), is threatened to be made a party to any charge, complaint, action, suit, proceeding, hearing, or investigation of or in any court or quasi-judicial or administrative agency of any governmental authority or before any arbitrator. None of Buyer and the directors and officers (and employees with responsibility for litigation matters) of Buyer has any reason to believe that any such charge, complaint, action, suit, proceeding, hearing, or investigation may be brought or threatened against Buyer.

6. Conditions Precedent to Closing by Buyer. The obligations of the Buyer to consummate the transaction contemplated hereby are subject to the satisfaction (or waiver by Buyer) on or prior to the Closing Date of the following conditions:



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     a. The Seller shall have  performed  and complied with all of his covenants hereunder in all material respects through the Closing;

     b. No material adverse change shall have occurred before the Closing in PSL, its business or its future business prospects;

     c. All consents required to permit the transfer of the Shares without triggering a default under any obligations and agreements of PSL shall have been granted and received, and such consents and agreements shall be valid and enforceable on the Closing Date. All notices required to be delivered to third parties shall have been delivered.

     d. Buyer shall have received from Seller a certificate certifying as to the accuracy as of the Closing Date of each of the representations and warranties of Seller made herein.

7. Conditions Precedent to Closing by Seller. The obligations of the Seller to consummate the transaction contemplated hereby are subject to the satisfaction (or waiver by Seller) on or prior to the Closing Date of the following conditions:

     a. The Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

     b. No material adverse change shall have occurred before the Closing in NBM's stock price, business or its future business prospects;

     c. All appropriate corporate and shareholder authorizations of NBM shall have been obtained;

     d. All consents required to permit the transfer of the NBM Shares without triggering a default under any obligations and agreements of NBM shall have been granted and received, and such consents and agreements shall be valid and enforceable on the Closing Date. All notices required to be delivered to third parties shall have been delivered.

     e. Seller shall have received from Buyer a certificate certifying as to the accuracy as of the Closing Date of each of the representations and warranties of Buyer made herein.

     f. Seller shall have received a certificate of Buyer certifying as to the due authorization and authority of Buyer to enter into this Agreement, together with copies of resolutions of the Board of Directors approving the transactions contemplated hereby.

     g. Seller and Buyer shall have entered into a three year Employment and Non-compete Agreement substantially in the form of Exhibit "C" attached hereto.

     h. Buyer shall agree to negotiate in good faith, an independent contractor agreement with Michael Steinberg upon such terms as are determined by Buyer and Michael Steinberg.



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8.       Actions to be Taken Prior to Closing.

     a. Each of the Parties will use his or its reasonable best efforts to take all action and to do all things necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement.

     b. Each Party will give any notices to third parties required by this Agreement or the transactions contemplated hereby, and each Party shall each use their respective best efforts to cause there to be obtained any required approvals, consents and waivers by any persons as may be necessary in connection with the consummation of the transactions contemplated by this Agreement.

     c. Each Party will give prompt written notice to the others of any material development affecting the ability of the Parties to consummate the transactions contemplated by this Agreement.

9. Indemnification By Seller. After the Closing Date, and only in the event the transactions contemplated by this Agreement have been consummated, and subject to the terms and conditions of this Section , Seller agrees to indemnify, defend and hold NBM, and its directors, officers, members, managers, employees, agents, attorneys and affiliates harmless from and against all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses (collectively, "Damages"), as incurred, asserted against or incurred by such indemnities arising out of or resulting from:

     a. a breach of any representation, warranty or covenant of Seller contained herein or in any Exhibit or certificate delivered hereunder; or

     b. any and all liabilities or obligations of PSL arising from activities prior to the Closing Date, including but not limited to all claims, demands, causes of action, losses, liabilities, costs and expenses (including attorney's fees, costs, and disbursements) asserted against or incurred by PSL (except in the case of Buyer's negligence or willful misconduct) against, in connection with, or arising out of the operations, business and activities of PSL or Seller prior to the date of Closing.

10. Indemnification By Buyer - Pre-Closing. After the Closing Date, and only in the event the transactions contemplated by this Agreement have been consummated, and subject to the terms and conditions of this Section , Buyer agrees to indemnify, defend and hold Seller, and his agents, attorneys and affiliates harmless from and against all Damages, as incurred, asserted against or incurred by such indemnities arising out of or resulting from:

     a. a breach of any representation, warranty or covenant of Buyer contained herein or in any Exhibit or certificate delivered hereunder; or

     b. any and all liabilities or obligations of Buyer, including but not limited to all claims, demands, causes of action, losses, liabilities, costs and expenses (including attorney's fees, costs, and disbursements) asserted against or incurred by Buyer (except in the case of Seller's negligence or willful misconduct) against, in connection with, or


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     arising out of the  operations,  business and  activities of Buyer prior to the date of Closing.

11. Indemnification By Buyer - Post Closing. After the Closing Date, and only in the event the transactions contemplated by this Agreement have been consummated, and subject to the terms and conditions of this Section , Buyer agrees to indemnify, defend and hold Seller, and his agents, attorneys and affiliates harmless from and against all Damages, as incurred, to the extent provided in the Articles of Incorporation and the Bylaws of Buyer and PSL for directors, officers and employees of Buyer and PSL, respectively, and as provided by the states of incorporation of Buyer and PSL.

12. Termination. Buyer and the Seller may terminate this Agreement by mutual written consent at any time prior to the Closing. Buyer may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing in the event Seller is in breach, of any material representation, warranty, or covenant contained in this Agreement in any material respect, and Seller may terminate this Agreement by giving written notice to Buyer at any time prior to the Closing in the event Buyer is in breach, of any material representation, warranty, or covenant contained in this Agreement in any material respect.

13. Confidentiality; Publicity and Disclosures. Each party shall keep this Agreement and its terms confidential, and shall make no press release or public disclosure, either written or oral, regarding the transactions contemplated by this Agreement without the prior knowledge and consent of the other parties hereto; provided that the foregoing shall not prohibit any disclosure (a) by press release, filing or otherwise that NBM has determined in its good faith judgment to be required by federal securities laws or the rules of any exchange upon which the NBM common stock is traded; and (b) to attorneys, accountants, or other agents of the parties assisting the parties in connection with the transactions contemplated by this Agreement. In the event that the transactions contemplated hereby are not consummated for any reason whatsoever, the parties hereto agree not to disclose or use any Confidential Information they may have concerning the affairs of the other parties, except for information that is required by law to be disclosed; provided, that should the transactions contemplated hereby not be consummated, nothing contained in this Section shall be construed to prohibit the parties hereto from operating businesses in competition with each other.

     a. For purposes of this Agreement, Confidential Information shall mean all trade secrets and other confidential and/or proprietary information of the particular party, including information derived from reports and investigations, research, work in progress, codes, marketing and sales programs, referral sources, customer lists, financial projections, cost summaries, pricing, financial information, projections, confidential filings with any state or federal agency and all other confidential concepts, methods of doing business, ideas, materials or information prepared or performed for, by or on behalf of such party by such party's stockholders, owners, partners, employees, officers, directors, agents, representatives or consultants. Confidential Information shall not include:
     (i) information already known or in the possession of a party before its receipt by the other party; (ii) information which comes into the public domain through no fault of either party; and (iii) information which is disclosed to a party by a third party who has the right to disclose such information without violating any obligation to the other party.



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14.      Miscellaneous.

     a. No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

     b. Further Assurances. From time to time after the Closing Date, upon the reasonable request of any party hereto, each other party hereto shall execute and deliver or cause to be executed and delivered such further instruments of conveyance, assignment and transfer and take such further actions as such party may reasonably request in order to further and more effectively implement and effectuate the transactions contemplated hereby, including the perfection of title to the Shares and the NBM Shares. Further, Buyer will, and will cause PSL to, use their best efforts to have Seller released from any and all liability or obligation that Seller may have pursuant to any guaranty that Seller may have executed with respect to the debt of PSL.

     c. Survival of Representations and Agreements. All representations and agreements of the parties contained in this Agreement or made pursuant hereto shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement.

     d. Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, that may have related in any way to the subject matter hereof.

     e. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of Buyer and the Seller.

     f. Facsimile/Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement and provide such requesting party with a full set of original signature pages for each of the parties hereto other than the requesting party within two (2) days of the original execution date hereof.

     g. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     h. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

   If to a Seller:           Jeff Freedman
                             1270 Vintage Club Drive
                             Duluth, Georgia 30097
                             Telephone: (770) 813-8982
                             Facsimile: (770) 813-8983

   with a copy to:           Kenneth L. Zirkman, Esq.
                             Schnader Harrison Segal & Lewis LLP
                             Suite 2800, SunTrust Plaza
                             303 Peachtree Street, N.E.
                             Atlanta, Georgia  30308-3252
                             Telephone: (404) 215-8100
                             Facsimile: (404) 223-5164

   If to Buyer:              National Boston Medical, Inc.
                             P.O. Box 1161
                             43 Taunton Green, 3rd Floor
                             Taunton, Massachusetts 02780
                             Attention: Daniel Hoyng, CEO
                             Telephone: (508) 884-8820
                             Facsimile: (508) 880-5208

with a copy to:              Donald F. Mintmire , Esq.
                             Mintmire & Associates
                             265 Sunrise Avenue, Suite 204
                             Palm Beach, Florida 33480
                             Telephone: (561) 832-5696
                             Facsimile: (561) 659-5371

     Any Party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     i. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia. The parties hereto agree that any and all actions concerning any dispute arising hereunder shall be filed and maintained only in a state or federal court of appropriate jurisdiction sitting in the state of the non-defaulting party.

     j. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Buyer and Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     k. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgement of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

     l. Expenses. Buyer shall pay Seller's reasonable legal and accounting costs
     incurred  in  connection   with  this   Agreement   and  the   transactions
     contemplated hereby. Such costs shall be paid at Closing.

     m. Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party. Any reference to any statute or law of any governmental authority shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

     n.  Incorporation  of  Exhibits,   Annexes,  and  Schedules.  The  Exhibits
     identified in this Agreement are incorporated herein by reference and made a part hereof.

     o. Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement under seal as of the date first above written.


                                               BUYER:
Attest                                         NATIONAL BOSTON MEDICAL, INC.

By:/s/ Marek Lozowicki                         By:/s/ Daniel J. Hoyng
---------------------------------              -----------------------------
Name: Marek Lozowicki, Secretary               Daniel Hoyng, CEO

         [Corporate Seal]

                                               SELLER:

                                               /s/ Jeff Freedman       (Seal)
                                               ----------------------
                                               Jeff Freedman

                                   Exhibit "A"

                             SECURED PROMISSORY NOTE

$550,000.00       August 27, 1999
                                                               Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned NATIONAL BOSTON MEDICAL, INC. (the "Borrower"), a Nevada corporation, hereby promises to pay to the order of JEFF FREEDMAN (the "Lender" and, along with each subsequent holder of this Note, referred to as "Holder"), a Georgia resident, and his successors and assigns, at 1270 Vintage Club Drive, Duluth, Georgia 30097, or at such other place as Holder may from time to time designate in writing, the principal sum of FIVE HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($550,000.00), with interest on the outstanding principal balance from the date hereof until fully paid at a simple interest rate of five and three-tenths percent (5.3%) per annum, in lawful money of the United States of America, as hereinafter provided.

         This Note shall be payable in twenty-four (24) consecutive monthly installments of principal and interest in the amount of $24,203.23 each, commencing on September 30, 1999, and continuing on the30th day of each successive month with a final payment of all unpaid principal hereof, and accrued and unpaid interest hereon, being due on August 26, 2001. At anytime a monthly installment of principal and interest is due, Holder may elect to receive 76,389 shares of restricted common stock of Borrower in lieu of a cash payment for such monthly installment. Holder shall have the option to request common stock in lieu of cash for any or all monthly installments.

         This Note is issued to evidence the obligation of the Borrower to pay the purchase price for certain shares of common stock of Product Sourcing, Ltd., described in the Stock Pledge and Security Agreement between the Borrower and Holder of even date herewith, and this Note is secured thereby.

         The Borrower may prepay this Note in full or in part at any time without notice, penalty, prepayment fee, or payment of unearned interest. All payments hereunder received from the Borrower by the Holder shall be applied first to interest to the extent then accrued and then to principal, in reverse order of maturity.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event any such payment is inadvertently paid by Borrower or inadvertently received by Holder, such excess sum shall be, at the Borrower's option, returned to the Borrower forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that the Borrower not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under applicable law.

         No waiver by the Holder of any default shall be effective unless in writing, nor shall it operate as a waiver of any other default or of the same default on a future occasion. No delay or omission by the Holder in exercising any of its rights, remedies, powers and privileges hereunder or at law and no course of dealing between the Holder and the Borrower or any other persons shall be deemed a waiver by the Holder of any rights, remedies, powers and privileges, even if such delay or omission is continuous or repeated. No single or partial exercise of any right, remedy, power or privilege shall preclude exercise of any other right, remedy, power or privilege by the Holder. Nothing herein shall limit or restrict any right or remedy granted to the Holder by any other instrument or by law or in equity.

         It is hereby expressly agreed that the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder: (i) the failure of Borrower to pay within ten (10) days after the date due all or any portion of any sum due hereunder; (ii) the occurrence and continuance of an event of default under the Stock Pledge and Security Agreement; (iii) the occurrence and continuance of an event of default under the Employment Agreement between Borrower and Holder, of even date herewith, or, (iv) the occurrence and continuance of an event of default under the Stock Purchase Agreement by and between the Borrower and Holder, of even date herewith. Upon the occurrence of an Event of Default, Holder may, upon written notice to Borrower (and provided Borrower shall not have cured such Default), declare all unpaid principal hereof and accrued interest hereon to be immediately due and payable. Payment may be enforced and recovered at once without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, and Holder shall be entitled to exercise any and all of its rights and remedies available to it pursuant to this Note, the Stock Pledge and Security Agreement, or at law. From and after the occurrence of any Event of Default, the principal balance evidenced by this Note shall bear interest, at Holder's election, at a rate per annum equal to eighteen percent (18%) until either the Event of Default is cured with Holder's permission and to Holder's satisfaction or otherwise waived in writing by Holder, or the principal balance of this Note is paid in full.

         If this Note is collected by or through an attorney at law, then the Borrower shall be obligated to pay, in addition to the principal balance and accrued interest hereof, reasonable attorney's fees, not to exceed fifteen percent (15%) of such principal and interest, and court costs.

         Borrower shall remain primarily liable on this Note until full payment in accordance with the terms hereof, unaffected by any sale, disposition or release of Shares (as such term is defined in the Stock Pledge and Security Agreement), any forbearance or extension of time, any guaranty or assumption by others, or by any other matter, as to all of which notice is hereby waived by Borrower. Without limiting the generality of the foregoing, the granting or allowance of any extension or extensions of time for the payment of any sum or sums due hereunder, or for the performance of any covenant, condition, or agreement thereof or hereof, or the release of any Shares or any part thereof or of other security, or any other action of failure to act by Holder shall in no way release or discharge the liability of Borrower except as expressly agreed to in writing by Holder. The failure of Holder to exercise any right or remedy under this Note, the Stock Pledge and Security Agreement, the Stock Purchase Agreement, or the Employment Agreement shall not constitute a waiver thereof.

         Borrower hereby irrevocable consents to the in personam jurisdiction of any state or federal court located within Fulton County, Georgia, in any action to collect the indebtedness evidenced hereby, or owing under the Stock Pledge and Security Agreement, waives any claim that such forum is inconvenient or improper, and consents to service of process being made upon it by registered or certified mail, return receipt requested.

         The  remedies  provided  in the Note,  the Stock  Pledge  and  Security
Agreement, the Stock Purchase Agreement, and the Employment Agreement or otherwise available to the Holder for the enforcement of payment of the principal sum together with interest and payment or performance of the covenants, conditions and agreements, matters and things herein and therein contained are cumulative and concurrent and may be pursued singularly or successively or together at the sole discretion of the Holder, and may be exercised from time to time as often as occasion therefor shall occur until the Holder has been paid all sums due hereunder and thereunder in full.

         The terms and provisions of the Note are severable. In the event of the unenforceability or invalidity of any one or more of the terms, covenants, conditions or provisions of the Note under any applicable law, such unenforceability or invalidity shall not render any other term, covenant, condition or provisions hereof unenforceable or invalid. In the event any waiver by Maker hereunder is prohibited by applicable law, such waiver shall be and be deemed to be deleted herefrom.

         Time is of the essence of this Note. The provisions of this Note shall be construed and interpreted and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of Georgia. The undersigned hereby waives presentment, demand, protest or any other notice of any kind.

         Holder, at his option, may enforce his rights against any collateral securing this Note without enforcing his rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing its liability hereunder, Holder may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, sealed and delivered in Atlanta, Georgia, on the date first above written.

                                       Borrower:

                                       NATIONAL BOSTON MEDICAL, INC.

                                       By:/s/ Daniel J. Hoyng
                                       -------------------------------
                                       Daniel Hoyng, CEO

ATTEST:
/s/ Ernest Zavoral, Sr.
-----------------------------
Name: Ernest Zavoral, Sr.
Title: COO

                                         [CORPORATE SEAL]

                                   Exhibit "B"

                       STOCK PLEDGE AND SECURITY AGREEMENT

         THIS STOCK PLEDGE AND SECURITY AGREEMENT (the "Agreement"), is entered into as of this 27th day of August, 1999, by and between NATIONAL BOSTON MEDICAL, INC., a Massachusetts corporation (the "Pledgor"), and JEFF FREEDMAN, a Georgia resident ("Seller").

                                   WITNESSETH

         WHEREAS, Seller has sold to Pledgor all of the outstanding common stock of Product Sourcing, Ltd. ("PSL") as set forth in that certain Stock Purchase Agreement by and between Pledgor and Seller, dated August 24, 1999;

         WHEREAS, Seller agreed to take back a Secured Promissory Note of even date herewith, for part of the purchase price, in the initial principal amount of $550,000 (the "Note"); and

         WHEREAS, to secure the payment and performance of all obligations of the Pledgor under the Note, the Pledgor wishes to pledge to the Seller all of its right, title and interest in and to the issued and outstanding capital stock of PSL (the "Shares");

         NOW, THEREFORE, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed to them in the Note to the extent not otherwise defined or limited herein, and in consideration of the premises, and intending to be legally bound hereby, the parties further agree as follows:

1.   Warranty.

     a. Pledgor hereby represents and warrants to the Seller that except for the security interest created hereby, the Pledgor owns the Shares free and clear of all liens, charges and encumbrances, that the Shares are duly issued, fully paid and nonassessable, and that Pledgor has the unencumbered right to pledge its Shares, and will defend the Shares against the claims and demands of all third persons.

     b. Pledgor will not (i) permit any liens or security interest (other than Seller's security interest) to attach to any of the Shares, or (ii) permit any of the Shares to be levied upon or attached under any legal process.

2. Security Interest. Pledgor hereby unconditionally grants and assigns to the Seller, his successors and assigns, a continuing security interest in and security title to the Shares and substitutions and replacements therefor.
Pledgor has delivered to and deposited with the Seller herewith all of its right, title and interest in and to the Shares, together with the certificate representing the Shares, and a stock power endorsed in blank by Pledgor, as security for (i) all obligations of the Pledgor to the Seller hereunder; and
(ii) payment and performance of all obligations of Pledgor to the Seller under the Note, or any extension, renewal, amendment or modification of any of the foregoing, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due. Beneficial ownership of the Shares, including, without limitation, all voting, consensual and dividend rights, shall remain in the Pledgor until the occurrence of a default under the terms hereof (as defined in Section , below).

3. Additional Warrant. In the event that, during the term of this Agreement:

     a. any stock dividend, stock split, reclassification, readjustment or other change is declared or made in the capital structure of PSL, all new, substituted and additional Shares, or other securities, issued by reason of any such change and received by Pledgor or to which Pledgor shall be entitled shall be immediately delivered to the Seller, together with stock powers endorsed in blank by Pledgor, and shall thereupon constitute the Shares to be held by the Seller under the terms of this Agreement; and

     b. subscriptions, warrants or any other rights or options shall be issued in connection with the Shares, all new stock or other securities acquired through such subscriptions, warrants, rights or options by Pledgor shall be immediately delivered to the Seller and shall thereupon constitute the Shares to be held by the Seller under the terms of this Agreement.

4. Default. In the event of a demand for payment by the Seller under the terms of the Note, or a default under the terms of this Agreement, the Stock Purchase Agreement, or the Employment and Non-Compete Agreement, (any of such occurrences being hereinafter referred to as a "Default"), Seller may do any or all of the following, all of which rights and remedies shall be cumulative and any and all of which may be exercised from time to time and as often as Seller shall deem necessary or desirable:

     a. Exercise any and all rights, privileges and remedies available to Seller under this Agreement, the Note, the Stock Purchase Agreement between the Seller and Pledgor, of even date herewith, the Employment and Non-Compete Agreement between the Seller and Pledgor, of even date herewith, or under any other instrument, security agreement or other agreement executed by Pledgor, in favor of Seller;

     b. Exercise any and all rights, privileges and remedies available to Seller as a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction, and any and all rights, privileges and remedies allowed by all other applicable laws;

     c. Sell or otherwise dispose of the Shares or any part thereof at any time and from time to time, at a public or private sale or make other commercially reasonable disposition of the Shares or any portion thereof, without advertisement or notice of sale, all of which are hereby waived, after five (5) days' notice to the Pledgor, which notice Pledgor acknowledges is sufficient and reasonable, and the Seller may purchase the Shares or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be applied (i) to the costs incurred in connection with the sale, expressly including, without limitation, any costs under Section hereof; (ii) to any unpaid interest which may have accrued on any obligations secured hereby; (iii) to any unpaid principal; and (iv) to damages incurred by the Seller by reason of any breach secured against hereby, in such order as the Seller may determine, and any remaining proceeds shall be paid over to the Pledgor or others as by law provided. In the event the proceeds of the sale or other disposition of the Shares are insufficient to pay such expenses, interest, principal, obligations and damages, the Pledgor shall remain liable to the Seller for any such deficiency. The Pledgor hereby waives the benefit of any marshaling statute or similar legal doctrine and agrees that Seller may exercise its rights against the Shares and apply the proceeds thereof to any of its obligations in any order in which the Seller, in his sole discretion, deems appropriate.

5. Additional Rights of Secured Parties. In addition to his rights and privileges under this Agreement, the Seller shall have all the rights, powers and privileges of secured parties under the Uniform Commercial Code.

6. Return of Shares to Pledgor. Upon payment in full of all principal and interest on the Note, the Seller shall return to the Pledgor the Shares and all rights received by the Seller as agent for the Pledgor as a result of his possessory interest in the Shares.

7. Disposition of Shares by Agent. The Shares are not registered under the various Federal or State Securities Acts and disposition thereof after default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Pledgor understands that upon such disposition, the Seller may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Shares than if the Shares were registered pursuant to federal and state securities legislation and sold on the open market. Pledgor, therefore, agrees that:

     a. if the Seller shall, pursuant to the terms of this Agreement, sells or causes the Shares or any portion thereof to be sold at a private sale, the Seller shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with the Shares of companies in the direct response/retail industry (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of the Seller's action) as to the best manner in which to expose the Shares for sale and as to the best price reasonably obtainable at the private sale thereof, and

     b. that such reliance shall be conclusive evidence that the Seller has handled such disposition in a commercially reasonable manner.

8. Pledgor's Obligations Absolute. The obligations of the Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other person, nor against other security or liens available to the Seller or his successors, assigns or agents. The Pledgor hereby waives any right to require that an action be brought against any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Seller in favor of any other person prior to any exercise of rights or remedies hereunder, or to require resort to rights or remedies of the Seller in connection with the Note.

9.   Voting Rights.

     a. For so long as the Note remains unpaid, after a Default, (i) the Seller may, upon five (5) days' prior written notice to the Pledgor of his intention to do so, exercise all voting rights, and all other ownership or consensual rights of the Shares, but under no circumstances is the Seller obligated by the terms of this Agreement to exercise such rights, and (ii) Pledgor hereby appoints the Seller, which appointment shall be effective on the fifth day following the giving of notice by the Seller as provided in the foregoing Section (i), Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Shares in any manner the Seller deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

     b. For so long as Pledgor shall have the right to vote the Shares, Pledgor covenants and agrees that it will not, without the prior written consent of the Seller, vote or take any consensual action with respect to the Shares which would constitute a Default.

10. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:




 If to a Seller:    Jeff Freedman
                    1270 Vintage Club Drive
                    Duluth, Georgia 30097
                    Telephone: (770) 813-8982
                    Facsimile: (770) 813-8983

 with a copy to:    Kenneth L. Zirkman, Esq.
                    Schnader Harrison Segal & Lewis LLP
                    Suite 2800, SunTrust Plaza
                    303 Peachtree Street, N.E.
                    Atlanta, Georgia  30308-3252
                    Telephone: (404) 215-8100
                    Facsimile: (404) 223-5164

If to Buyer:              National Boston Medical, Inc.
                          P.O. Box 1161
                          43 Taunton Green, 3rd Floor
                          Taunton, Massachusetts 02780
                          Attention: Daniel Hoyng, CEO
                          Telephone: (508) 884-8820
                          Facsimile: (508) 880-5208

with a copy to:           Donald F. Mintmire , Esq.
                          Mintmire & Associates
                          265 Sunrise Avenue, Suite 204
                          Palm Beach, Florida 33480
                          Telephone: (561) 832-5696
                          Facsimile: (561) 659-5371

Any party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

11. Binding Agreement. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of Georgia. This Agreement, together with all documents referred to herein, constitutes the entire Agreement between the Pledgor and the Seller with respect to the matters addressed herein and may not be modified except by a writing executed by the Seller and delivered by the Seller to the Pledgor. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

12. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

13.  Miscellaneous.

     a. The Seller shall not be deemed to have waived any of the Seller's rights hereunder, or under any other agreement, document or paper signed by the Pledgor, unless such waiver shall be in writing and signed by the Seller. No delay or failure on the part of the Seller in exercising any right shall operate as a waiver of such right or any other right. All rights and remedies of the Seller are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right of remedy. Nor shall a waiver on any occasion be construed as a bar to or waiver of any right or remedy on any future occasion. This Agreement may be amended only by a writing signed by each of the parties hereto.

     b. The provisions of this Agreement shall be in addition to those of any loan agreement, guaranty, pledge, other security agreement, note, or other evidence of liability held by the Seller, all of which shall be construed as complementary to each other. Nothing herein contained shall prevent the Seller from enforcing any or all other notes, loans, guarantees, pledges or security agreements in accordance with their respective terms.

     c. The rights and privileges of the Seller under this Agreement shall inure to the benefit of his successors and assigns. All representations, warranties and agreements of the Pledgor contained in this Agreement shall bind the Pledgor's respective receivers, trustees, successors and assigns. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     d. From time to time, the Pledgor will execute and deliver to the Seller such additional documents and will provide such additional information as the Seller may reasonably require to carry out the terms of this Agreement and be informed of the Pledgor's status and affairs.

     e. The Pledgor will pay as part of the debt secured hereby all costs and expenses, including reasonable fees and expenses of legal counsel for the Seller, incurred by the Seller in connection with the enforcement of this Agreement, the collection or attempted collection of the Note, and the custody, care, preservation, management, sale or collection of, or realization upon, any of the Shares, including all amounts paid by the Seller to satisfy liens.

     f. This Agreement shall remain in full force and effect until all of the obligations of the Pledgor to the Seller shall have been paid in full and all of the undertakings of the Pledgor hereunder and under the Note shall have been satisfactorily performed in full, whereupon, at the request and at the expense of the Pledgor, the Seller shall execute and deliver to the Pledgor such documents as shall be necessary to terminate its security interest of record or reassign the Shares to the Pledgor.

     8. Any failure by the Seller to provide the Pledgor with notice of acts taken or with copies of instruments executed or endorsed by the Seller on behalf of or in the name of the Pledgor (or of the Seller) under any power of attorney herein granted shall not affect the validity of such acts, execution or endorsement.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and affixed their seals, as of the day and year first above written.

                                        Pledgor:

                                        NATIONAL BOSTON MEDICAL, INC.
Attest:

 By:/s/ Marek Lozowicki                  By:/s/ Daniel J. Hoyng
 ------------------------------          ---------------------------------
 Name: Marek Lozowicki, Secretary        Daniel Hoyng, CEO



         [Corporate Seal]


                                        SELLER:


                                        /s/ Jeff Freedman                 (Seal)
                                        ------------------------
                                        Jeff Freedman

                                   Exhibit "C"

                      EMPLOYMENT AND NON-COMPETE AGREEMENT

         THIS EMPLOYMENT AND NON-COMPETE AGREEMENT ("Agreement") is made as of the 27th day of August, 1999 by and among National Boston Medical, Inc. (the "Company"), a Massachusetts corporation with offices at 43 Taunton Green, 3rd Floor, Taunton, Massachusetts 02780, and Jeff Freedman (the "Employee") residing at 1270 Vintage Club Drive, Duluth, Georgia 30097.

                                R E C I T A L S:

         WHEREAS, the Company desires to employ Employee, and Employee desires to serve as an employee of the Company, on the terms and conditions hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein (including, without limitation, the Company's employment of Employee and the advantages and benefits thereby inuring to Employee) and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:


1. Employment. The Company agrees to employ Employee, and Employee agrees to be employed by the Company, pursuant to the terms and conditions of this Agreement.

2. Term. The term of Employee's employment hereunder shall commence on the effective date set forth above (the "Commencement Date"). Unless earlier terminated as provided in Section of this Agreement, Employee's employment hereunder shall continue for a period of three (3) years from the effective date set forth above. Thereafter, the term of this Agreement may be extended by the mutual written consent of the parties.

3. Duties. Employee shall serve in the capacity of Executive Vice-President of Product Development. Employee shall report to the President of the Company. Employee shall be employed by the Company on a full-time basis and shall not during the term of this Agreement be engaged in any other business activity that impedes or detracts from Employee's performance of services for the Company hereunder.

4. Compensation.

     a. Base Salary. During the term hereof, Employee shall be paid an annual base salary of $100,000. Such base salary shall be payable in accordance with the normal payroll practices of the Company and shall be subject to usual and customary withholdings.

     b. Out-of-Pocket Expenses. The Company shall promptly reimburse Employee for the reasonable expenses actually incurred by him in the performance of his duties hereunder. Employee shall properly account therefor in accordance with Company policy.

     c. Participation in Benefit and Insurance Plans; Vacations. Employee shall receive full health insurance, and shall be entitled to participate in or receive benefits under any retirement, medical, dental, accident, life, or other employee benefit plan or program made available by the Company to all of its employees. Employee shall be entitled to paid vacation and holidays during his employment hereunder in accordance with applicable policies adopted by the Company for senior executive officers.

     d. Bonus. In addition to the base salary, Employee shall receive a bonus determined in accordance with the provisions set forth on Schedule "A" attached hereto and made a part hereof.

     e. Other Incentives. Employee shall be entitled to participate in or receive stock options and other standard management incentives made available by the Company, from time to time, to senior executive officers.

5. Termination Upon Death or Disability or for Cause.

     a. Employee's employment hereunder (i) shall be terminated by his death or total disability and (ii) may be terminated by the Company at any time for cause. In the event of any such termination of employment, Employee shall be paid his base salary through the date of death, total disability or termination for cause, as the case may be, and shall not be entitled to receive any further compensation or benefits; and, in particular, shall not receive any severance pay. Employee's employment may be terminated for cause, effective immediately, upon the giving of written notice to Employee by the Company's President or Board of Directors.

     b. Whenever used herein,

          i. "total disability" shall mean the failure or inability of Employee to perform substantially all of his duties of employment as required hereunder for a total of 180 days (whether continuous or not) due to any physical or mental disorder; and

          ii. "cause" shall mean: (A) any willful or material breach or violation of any of Employee's covenants under this Agreement, or any willful or material neglect of or failure or refusal to perform any of such covenants, (B) any willful or material misconduct, including, without limitation, misconduct involving fraud or dishonesty in the performance of such covenants, duties, or obligations, or conduct which is reasonably deemed to be injurious to the Company, or (C) the commission by Employee of a crime involving moral turpitude.

6. Duties Upon Termination. Upon Employee's termination of employment hereunder for any reason, Employee shall promptly return to the Company any and all records, files, notes, memoranda, reports, tape recordings, computer programs, disks, cassettes, copies and other physical representations of any information relating to the Company or its subsidiaries or affiliates whether or not constituting Confidential Information (as hereinafter defined). Employee hereby acknowledges that any and all such items are and shall remain at all times the sole property of the Company.

7. Employee's Covenants.

     a. Employee covenants and agrees with the Company that Employee will not, directly or indirectly, while in the Company's employ and through the period ending one year after the termination of Employee's employment with the Company for any reason, provide within the Territory, Services (as hereinafter defined) to any person who is, directly or indirectly, in competition with the Business of the Company (as hereinafter defined) or any subsidiary or affiliate thereof engaged in similar business, whether as an officer, director, shareholder, partner, proprietor, employee, agent, consultant, independent contractor, or otherwise.

     b. Employee covenants and agrees with the Company that while in the Company's employ and through the period ending one year after the termination of Employee's employment with the Company for any reason, Employee will not, directly or indirectly, within the Territory on his own behalf or on behalf of any person, solicit, divert, or appropriate or attempt to solicit, divert or appropriate to any such competing person, the business or services of any person that was a customer or prospective customer with whom Employee had Material Contact (as hereinafter defined) while an employee of the Company.

     c. For purposes of this Agreement:

          i. "Business of the Company" shall mean the business of direct response sales.

          ii. "Confidential Information" shall mean information (in any form or media) regarding the Company's customers, prospective customers (including lists), methods of operation, billing rates, billing procedures, suppliers, business methods, finances, management, or any other business information relating to the Company (whether constituting a trade secret or proprietary or otherwise) which has value to the Company and is treated by the Company as being confidential;

          iii. "Material Contact" shall mean contact between the Employee and each customer or prospective customer (A) with whom the Employee dealt; (B) whose dealings with the Company were coordinated or supervised by the Employee; (C) about whom the Employee obtained Confidential

          Information in the ordinary course of business as a result of the Employee's association with the Company; or (D) who receives products or services authorized by the Company, the sale or provision of which results or resulted in compensation, commissions or earnings for the Employee, in each of cases (A) through (D) within one year prior to the date of the Employee's termination;

          iv. "person" shall mean and include any individual, partnership, association, corporation, trust, unincorporated organization, or any other business entity or enterprise;

          v. "prospective customer" shall mean any person to whom the Company has sent or delivered a written sales or servicing proposal or contract in connection with the Business of the Company;

          vi. "Services" shall mean services substantially similar to those services contemplated herein to be provided by the Employee to the Company and those services actually provided by Employee to the Company within one year prior to the termination of the Employee's employment with the Company;

          vii. "Territory" shall mean that geographical area consisting of World.

     d. Employee acknowledges that his breach of any covenant contained in this Section will result in irreparable injury to the Company and that the Company's remedy at law for such a breach will be inadequate. Accordingly, Employee agrees and consents that the Company, in addition to all other remedies available at law and in equity, shall be entitled to both preliminary and permanent injunctions to prevent and/or halt a breach or threatened breach by Employee of any covenant contained herein.

     e. Each covenant contained in this Section shall be construed as separate and independent of any other covenant or provision of this Agreement, and the existence or assertion of any claim, demand, action, or cause of action against the Company, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of any of the covenants contained in this Section . In the event that the provisions of this Section should ever be deemed to exceed the time, scope, or geographic limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, scope, and geographic limitations permitted by such law.

     f. Notwithstanding any provision to the contrary, if the Company is in default under the Stock Purchase Agreement between the Company and Employee, dated August 24, 1999, or the Secured Promissory Note or Stock Pledge and Security Agreement, each between the Company and Employee and of even date herewith, as such term may be defined in each respective agreement, or if this Agreement is terminated without cause, the provisions of this Section shall not apply and Employee shall not be bound to any of the covenants contained in this Section.

8. General Provisions.

     a. Assignment. The rights and obligations of the Company under this Agreement may be assigned or delegated by the Company to any subsidiary, affiliate, or successor of the Company, and in such event, shall inure to the benefit of and be enforceable by any such assignee or delegate.

     b. Entire Agreement; Amendment. This Agreement contains the entire agreement of the parties hereto relating to the subject matter hereof, and there are no written or oral terms or representations made by either party other than those described herein. No amendment or modification of this Agreement shall be valid or binding unless made in writing and duly executed by each of the parties hereto. Employee acknowledges that he has read and understood this Agreement and that he has been given a copy hereof for his personal use and records.

     c. Notices. All notices which may or are required to be given pursuant to this Agreement shall be (i) either delivered in person or sent via certified or registered mail, return receipt requested, and (ii) addressed to the party to whom sent or given as at the address set forth on the first page hereof or to such other address as any party hereto may have given to the other party hereto in such manner. If delivered, such notice shall be deemed given when received; if mailed, such notice shall be deemed made or given five days after such notice has been mailed as provided above.

     d. Miscellaneous. This Agreement and the rights and obligations of the parties hereunder shall be governed by the laws of the State of Georgia. The parties hereto agree that any and all actions concerning any dispute arising hereunder shall be filed and maintained only in a state or federal court of appropriate jurisdiction sitting in the state of the non-defaulting party. Every portion of this Agreement is intended to be severable. Whenever possible, each such provision shall be interpreted in such manner as to be valid and enforceable under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be deemed severed herefrom and shall be unenforceable to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

Witness:                                                      Company:
                              National Boston Medical, Inc.

/s/ Ernest Zavoral            By:/s/Daniel J. Hoyng
------------------            -----------------------
Name: Ernest Zavoral           Daniel Hoyng, CEO
Title:COO
                              [CORPORATE SEAL]

Witness:                      Employee:

/s/ Ernest Zavoral            /s/ Jeff Freedman
------------------            -----------------
                                 Jeff Freedman

                                   EXHIBIT "A"

                                      BONUS

     The Bonus shall consist of the following:

     1.   $5,000.00 quarterly cash payment;

     2. 100,000 shares of NBM restricted common stock awarded each year of this Agreement; and

     3. Option to purchase 150,000 shares of NBM restricted common stock at 75% of the average annual trading price for NBM stock.

                                  Schedule "A"

                          ACCOUNTS NOT INCLUDED IN SALE


     1.   Merrill Lynch Account No. 714-62995 in the name of J. L. Freedman.

     2.   Merrill Lynch Account No.  714-07748 in the name of Product  Sourcing,
          Ltd.

     3.   Merrill Lynch Account No. 714-89140 Product Sourcing, Ltd SEP Account.

     4. Nationsbank/Bank of America Product Sourcing, Ltd. checking account no. 0001 0416 9181.

                                  Schedule "B"

                               LITIGATION MATTERS


     On February 10, 1999, James McInerney and Auckland Trust Co. Limited as Trustee for First Pacific Master Superannuation Fund filed suit in the Superior Court of Commonwealth of Massachusetts (trial court), Civil Action Number C99-00198. As a result, NBM's accounts were attached ex-parte at BankBoston, N.A., Fleet Bank, N.A. and Merrill Lynch Corp. until a Discharge of Trustee Process and Attachment was filed March 11, 1999.

     Mr. McInerney is the sole bondholder from the NBMDE offering who did not convert his outstanding debt to shares of the Company's common stock. Although his Note was not payable for three (3) years, Mr. McInerney demanded immediate payment of all amounts owed. The Company made several unsuccessful attempts to pay the amount owed ($525,000), but had insufficient cash flow and was unable to raise such funds. Thereafter, Mr. McInerney filed this action.

     A hearing has been scheduled for August 6, 1999 on Plaintiff's Motion for an Injunction which contains a request for an order stating that monies received by Company be placed in escrow. The hearing will be canceled pending performance on a settlement.

     On May 21, 1999, a Settlement Agreement was entered into under which NBM must pay Mr. McInerney $50,000 by August 6, 1999. Once this amount has been paid, Mr. McInerney will enter a dismissal with prejudice and execute a General Release.

     On April 5, 1999, Randall E. Perez, an individual, a/k/a Randy Perez filed Case # 99-08545 CA 10 in the General Jurisdiction Division in the Circuit Court of the 11th Judicial Circuit in and for Dade County, Florida against NBM(NV) and NBMDE for Breach of Contract, Conversion and Unjust Enrichment. Mr. Perez is a former employee, officer and director of NBM. NBM and Mr. Perez disputed the amount due him upon termination of his employment. The matter has since been settled. A settlement agreement has been filed with the Court. The Court will retain jurisdiction over the matter to enforce the terms of the settlement agreement.

     In 1998, Genomic filed a lawsuit in the United States District Court for the Middle District of Florida against Garrick Perry and SAI which contends that Genomic had a contractual relationship with SAI and that SAI produced Safeshield for NBM using the proprietary confidential formula owned by Genomic. Genomic also contends that Safeshield test numbers and data are identical to the tests conducted on Genomic's product and that the use of that testing data by SAI (or NBM) is unauthorized.

     The Company is a party to an action claiming patent infringement by its Safeshield product. Genomic and BMM have brought suit against NBM and Daniel Hoyng for violation of 15 U.S.C. 1125(A) - Reverse Passing Off, violation of Florida Deceptive and Unfair Trade Practices Act, breach of fiduciary duty and conversion. Genomic and BMM allege that NBM and Hoyng have used and continue to use confidential proprietary information which is the property of Genomic and relates to the Activ product. NBM and Hoyng have each filed a motion to dismiss which are currently pending. Should the case not be dismissed against either NBM or Hoyng, each have prepared an extensive counter-suit against Genomic, BMM, William Coury and others.

     On April 7, 1999, DeVo Media, Inc. filed a suit in the Court of Common Pleas, Mahoning County, Youngstown, Ohio, Case No. 99 CV 832 against Flex, NBM, Zavoral and Hayek for fraud and breach of contract seeking $136,000 compensatory damages, prejudgment interest at a rate of 10% percent per annum and $500,000 in punitive damages. The action stems from a contract entered into on July 10, 1997, which was later modified on February 10, 1998. In May 1999, Flex, NBM, Zavoral and Hayek filed answer, affirmative defenses and counterclaims for fraud in the inducement and breach of contract. The Company believes that it has numerous defenses to this action.

     On June 10, 1999 American National Lithographers and Engravers, Inc. d/b/a American National Ltd. ("National") filed suit in the Circuit Court of Dade County, Florida, Civil Action Number 99-13897 against the Company which contends that the Company owes National $19,273.38 for printing costs. The total amount in dispute exclusive of fees and costs is $19,273.38. The Company has filed its answer, affirmative defenses and a counterclaim in response to the complaint. The Company believes that it has several defenses to the claims listed in the complaint and does not consider the lawsuit to be material.